UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 25, 2011

Healthcare Trust of America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On July 25, 2011, we issued a press release announcing that we were assigned an investment grade corporate credit rating by Standard & Poor’s Rating Services with a stable outlook. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated July 25, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

July 25, 2011	By:	Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 25, 2011